As filed with the Securities and Exchange Commission on November 17, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): NOVEMBER 16, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-5706                                   58-0971455
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       (Commission File Number)            (I.R.S. Employer Identification No.)


       8000 TOWER POINT DRIVE
      CHARLOTTE, NORTH CAROLINA                            28227
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (704) 321-7380
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                                      N/A
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.      REGULATION FD DISCLOSURE

        In connection with the previously announced execution of a letter of intent (the "LOI") by Metromedia International Group, Inc. (the "Company") in respect of a preliminary offer received by the Company for the acquisition of substantially all of the Company's business interests in the country of Georgia, which proposed transaction has previously been reported by the Company on a Current Report on Form 8-K filed with the United States Securities and Exchange Commission on October 2, 2006, the Company received a letter dated November 16, 2006 from Salford Georgia ("Salford") and Emergent Telecom Ventures ("Emergent"), the remaining two members of the buying consortium and parties to the LOI, in which such members informed the Company that (i) Emergent is not going to participate in the proposed transaction and has assigned its proposed 10% equity stake in the buying consortium to Salford, which 10% equity stake Salford has agreed to assume, and (ii) Salford remains committed to proceeding with the proposed transaction on the terms contemplated by the LOI. The proposed US $480 million purchase price will be funded by an equity commitment from Salford with the possibility of third parties (subject to the prior written consent of the Company) being invited to join Salford in making the purchase. A copy of the November 16, 2006 letter from Salford and Emergent to the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        Representatives of the Company and Salford continue to work and devote all necessary resources toward the execution of definitive agreements in respect of the proposed transaction contemplated by the LOI; however, as previously announced, the execution of definitive agreements in respect of the proposed transaction are subject to a number of conditions, including without limitation, the successful completion of due diligence and confirmation of the accuracy of certain purchase price assumptions. There can be no assurances that any transaction with Salford or any other party will take place nor can any assurance be given with respect to the timing or terms of any such transaction. Details of the terms of a final agreement, if any, will be disclosed upon signing of definitive agreements.

        The preliminary proposal made by the buying consortium, as affirmed by Salford, is non-binding and the Company has agreed, under certain circumstances, to provide reimbursement of a limited amount of out-of-pocket expenses incurred in connection with the buyer's due diligence review and negotiation of definitive agreements.

        Certain statements above, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those reflected in any forward-looking statements. These forward-looking statements represent the Company's judgment as of the date of this Current Report on Form 8-K. The Company is not under, and expressly disclaims any, obligation to update the information in this Current Report on Form 8-K for any future events.


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ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

       (d)    Exhibits

              EXHIBIT
              NUMBER       DESCRIPTION
              -------      -----------
               99.1        Letter dated November 16, 2006 from Salford
                           Georgia and Emergent Telecom Ventures to
                           Metromedia International Group, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  METROMEDIA INTERNATIONAL GROUP, INC.



                                  By:  /s/ HAROLD F. PYLE, III
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                                        Name:  Harold F. Pyle, III
                                        Title: Executive Vice President
                                               Finance, Chief Financial
                                                 Officer and Treasurer


Date: November 17, 2006
Charlotte, NC